LAKEVIEW TITLE, LLC

November 16, 2009

Mr. Kenneth Klein
Klein Retail Group
330 Intertech Parkway
Angola, IN 46703

RE: Coldwater Portfolio Partners II, LLC

Dear Mr. Klein:

Per your request, I have searched the public records for nine (9) real estate development properties as listed below ("Property"), and have determined that the fee simple owner of the Property is "Coldwater Portfolio Partners II, LLC".

The Property involved includes the following:

| | |
|---|---|
| 1005 & 1007 Spruce St. | Mitchell, SD 57301 |
| 2405 W 7th St. | Joplin, MO 64814 |
| 2050 Walton Dr. | Jackson, MO 63755 |
| 5441 South 24th St. | Fort Smith, AR 72901 |
| 2002 S. Pleasant St. | Springdale, AR 72764 |
| 906 & 912 US Highway 12 | Baraboo, WI 53913 |
| 3907 Bienville Blvd | Ocean Springs, MS 39564 |
| 2200 N Wayne St. | Angola, IN 46703 |
| 771 Lostcreek Blvd. | Lima, Ohio 45802 |

Please advise if you need any further information regarding the ownership of the above listed Property.

Very truly yours,

Beth E. Beech,
Attorney

330 Intertech Parkway • Angola, IN 46703 • Phone: 260-668-8778 • Fax: 260-668-8780 • office@lakeviewtitleco.com